                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

    FOR TENDER OF 9 3/4% SENIOR SECURED NOTES DUE 2012 (INCLUDING THOSE IN
                               BOOK-ENTRY FORM)

                                      OF

                          EARLE M. JORGENSEN COMPANY

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Earle M. Jorgensen Company (the "Company") made pursuant to
the Prospectus, dated       , 2002 (the "Prospectus"), if certificates for the
outstanding 9 3/4% Senior Secured Notes due 2012 of the Company (the "Outstanding Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m.,
New York City time, on       , 2002 (the "Expiration Date"). Such form may be
delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                            The Exchange Agent Is:

                             The Bank Of New York

By Registered or Certified Mail or By Overnight Courier:               By Hand:
                  The Bank of New York                           The Bank of New York
                  Reorganization Unit                             Reorganization Unit
                    15 Broad Street                                 15 Broad Street
                       16th Floor                                     Lobby Level
                New York, New York 10007                       New York, New York 10007
              Attention: Carolle Montreuil                   Attention: Carolle Montreuil
         Reference: Earle M. Jorgensen Company           Reference: Earle M. Jorgensen Company

         By Facsimile (for Eligible Institution Only): (212) 235-2261

              For callers outside of the United Kingdom--
                For callers within the United Kingdom--

                     Confirm by Telephone: (212) 235-2354

              For callers outside of the United Kingdom--
                For callers within the United Kingdom--

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedure described in "Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Notes Tendered:*

$____________________________________________________________________________

* Must be in denominations of principal amount of $1,000, and any integral multiple thereof.

Certificate Nos. (if available):

_______________________________________________________________________________

Total Principal Amount Represented by Certificate(s):

$____________________________________________________________________________

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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

                               PLEASE SIGN HERE

X _______________________________________________ _______________________________________

X _______________________________________________ _______________________________________
Signature(s) Of Holder(s) Or Authorized Signatory                  Date

  Area Code and Telephone Number:

     Must be signed by the Holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

  Name(s):

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  Capacity:

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  Address(es):

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  Account:

  ------------------------------------------------------------------------------

  Number:

  ------------------------------------------------------------------------------


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

                                    GUARANTEE
                    (Not To Be Used For Signature Guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Outstanding Notes being tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

  Name of Firm:

  ------------------------------------------------------------------------------

  Address:

  ------------------------------------------------------------------------------

  Area Code and Telephone Number:

  ------------------------------------------------------------------------------

  Authorized Signature:

  ------------------------------------------------------------------------------

  Name:

  ------------------------------------------------------------------------------
                             (Please Print Or Type)

  Title:

  ------------------------------------------------------------------------------

  Date:

  ------------------------------------------------------------------------------

  NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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